SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest
event  reported):  November  9,  2007
                   ------------------

                          WESTSIDE ENERGY CORPORATION
                   --------------------------------------------------
             (Exact name of registrant as specified in its Charter)

      Nevada                       0-49837                    88-0349241
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(State  or  other               (Commission  File            (IRS  Employer
jurisdiction  of                    Number)                  Identification
 Incorporation)                                                 Number)


3131  Turtle  Creek  Blvd,  Suite  1300,  Dallas,  Texas     75219
--------------------------------------------------------     -----
    (Address  of  principal  executive  offices)          (Zip  Code)

Registrant's  telephone  number,
including  area  code:   214/522-8990
                         ------------

      ------------------------------------------------------------------
     (Former  name  or  former  address  if  changed  since  last  report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]     Pre-commencement  communications  pursuant  to  Rule  13e-4(c) under the
        Exchange     Act  (17  CFR  240.13e-4(c))

                                EXPLANATORY NOTE

     On November 15, 2007, the Registrant filed with the Securities and Exchange Commission a Current Report on Form 8-K (the "Original 8-K") reporting on a number of matters, including, without limitation (a) the approval of the amendment of the employment agreements for each of Douglas G. Manner, Registrant's Chief Executive Officer, President and Chief Operating Officer, and Sean J. Austin, Registrant's Chief Financial Officer, (b) the approval of a share bonus consisting of 33,333 shares (for an aggregate of 66,666 shares) to each of Messrs. Manner and Austin, and (c) the approval of a special share award consisting of 33,333 shares to Keith D. Spickelmier (Registrant's Chairman of the Board) for extraordinary services as a director and the Registrant's Chairman of the Board. The execution of the definitive documentation governing the preceding matters was recently completed. The Registrant hereby amends the exhibit list of Item 9.01 of the Original 8-K to include this definitive documentation, which is being filed as exhibits herewith. To facilitate reviews of the employment agreements of Messrs. Manner and Austin as heretofore amended, such employment agreements and all amendments preceding the ones recently executed are also being filed as exhibits herewith.

     Moreover, the Registrant recently learned that the Letter Amendment dated April 4, 2007 to the Joint Exploration Agreement between the Registrant and Forest Oil Corporation, which was intended to be filed as Exhibit 10.18 to the Registrant's Annual Report on Form 10-KSB for its fiscal year ended December 31, 2006, was not so filed as a result of a filing error. Accordingly, the Registrant hereby also amends the exhibit list of Item 9.01 of the Original 8-K to include this Letter Amendment, which is also being filed as an exhibit herewith.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)          Exhibits.

Exhibit
Number          Exhibit Title

 3.01*          Second Amendment to Amended and Restated Bylaws
10.01*          Note  Modification  Agreement  dated  November  12,  2007 by and between  Registrant  and  Knight  Energy  Group  II,  LLC
10.02*          Purchase  Agreement  dated  November  9,  2007  by  and  between
                Registrant, on the one hand, and Spindrift Partners LP, Spindrift Investors (Bermuda) L.P., and Knight Energy Group
                II,  LLC,  on  the  other  hand
10.03*          Registration  Rights  Agreement  dated  November 12, 2007 by and between  Registrant,  on  the  one  hand,  and  Spindrift
                Partners LP, Spindrift Investors  (Bermuda)  L.P.,  and  Knight
                Energy Group II, LLC, on the other hand
10.04           Employment Agreement  dated  December 8, 2005 between Registrant and  Douglas  G.  Manner
10.05           First Amendment dated March 31, 2006 to Employment Agreement with Douglas  G.  Manner
10.06           Second  Amendment dated April 4, 2007 but effective as of
                January 1,  2007  to  Employment  Agreement  with  Douglas  G.
                Manner
10.07           Third  Amendment dated  December 7, 2007 to Employment Agreement with  Douglas  G.  Manner
10.08           Agreement dated May 3, 2005 between Registrant and Sean J.
                Austin
10.09           First  Amendment dated  effective  January 1, 2006 to Employment
                Agreement  with  Sean  J.  Austin
10.10           Second Amendment dated effective September 1, 2006 to Employment
                Agreement  with  Sean  J.  Austin
10.11           Third Amendment  dated April 4, 2007 but effective as of January
                1,  2007  to  Employment  Agreement  with  Sean  J.  Austin
10.12           Fourth Amendment  dated December 7, 2007 to Employment Agreement with  Sean  J.  Austin
10.13           Unrestricted Stock Award Agreement dated December 7, 2007
                between Registrant  and  Douglas  G.  Manner
10.14           Unrestricted Stock Award Agreement dated December 7, 2007
                between Registrant  and  Sean  J.  Austin
10.15           Unrestricted Stock Award Agreement dated December 7, 2007
                between Registrant  and  Keith  D.  Spickelmier
10.16           Letter  Amendment dated  April  4,  2007  to  Joint  Exploration
                Agreement  with  Forest  Oil  Corporation
99.1*           Press  Release of Westside Energy Corporation dated November 15,
                2007  entitled  "Westside  Energy  Announces  Additional  Equity
                Funding."

*     Previously  filed  with  the  Original  8-K

     SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WESTSIDE  ENERGY  CORPORATION
                              (Registrant)

Date:  December  31,  2007    By:  /s/  Sean  J.  Austin
                                        ----------------------
                              Sean  J.  Austin,
                              Vice  President  and
                              Chief  Financial  Officer